POWER OF ATTORNEY
Know all by these presents, that the
 undersigned hereby constitutes and
 appoints Michael Gravelle, Colleen Haley
 or Carol Nairn, signing singly, the
undersigned?s true and lawful attorney
 in fact to:
(1)	execute for and on behalf of
the undersigned, in the undersigned?s
 capacity as an officer and/or director
 of Fidelity National Financial, Inc.
 (the ?Company?), a Form 3 (Initial Statement
 of Beneficial Ownership of Securities),
 Form 4 (Statement of Changes in
Beneficial Ownership), and/or Form 5
 (Annual Statement of Changes in
 Beneficial Ownership), in accordance
 with Section 16(a) of the Securities
 Exchange Act of 1934 and the rules
thereunder;
(2)	do and perform any and all
 acts for and on behalf of the
undersigned which may be necessary
 or desirable to complete and execute
 such Form 4(s) and to timely file
such Form(s) with the United States
 Securities and Exchange Commission
 and any stock exchange or similar
 authority; and
(3)	take any other action of
 any type whatsoever in connection
 with the foregoing which, in the
 opinion of such attorney in fact,
 may be of benefit to, in the best
 interest of, or legally required
 by, the undersigned, it being
understood that the documents
executed by such attorney in
fact on behalf of the undersigned
 pursuant to this Power of Attorney
 shall be in such form and shall
 contain such terms and conditions
 as such attorney in fact may approve
 in such attorney in fact?s discretion.
The undersigned hereby grants to
 such attorney in fact full power
 and authority to do and perform
 any and every act and thing whatsoever
 requisite, necessary, or proper
 to be done in the exercise of
any of the rights and powers
herein granted, as fully to all
 intents and purposes as the
undersigned might or could do
 if personally present, with
 full power of substitution
or revocation, hereby ratifying
and confirming all that such
attorney in fact, or such
attorney in fact?s substitute
 or substitutes, shall lawfully
 do or cause to be done by
virtue of this Power of
Attorney and the rights
and powers herein granted.
  The undersigned acknowledges
 that the foregoing attorney
 in fact, in serving in such
 capacity at the request of
the undersigned, is not
assuming, nor is the Company
 assuming, any of the
undersigned?s responsibility
 to comply with Section 16
 of the Securities Exchange
 Act of 1934.
This Power of Attorney shall
 remain in full force and
effect until revoked by the
 undersigned in a signed
writing delivered to the
foregoing attorney in fact.
IN WITNESS WHEREOF,  the
undersigned has caused
this Power of Attorney
to be executed as of
this  18th day of August, 2014.
							____________________________

/s/ John D. Rood